Exhibit 99.1

ReWalk Robotics Announces Proposed Public Offering of Ordinary Shares

YOKNEAM ILIT, ISRAEL / MARLBOROUGH, MA, February 20, 2019 – ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk” or the “Company”) today announced that it intends to offer and sell, subject to market and other conditions, its ordinary shares in a public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering. The offering is being conducted as a “best efforts” offering and the placement agent is not obligated to purchase any securities.

ReWalk intends to use the net proceeds from the offering for (i) sales, marketing and reimbursement expenses related to market development activities and broadening third-party payor coverage and (ii) research and development costs related to, in the shorter term, its ReStore™ exo-suit designed to assist patients who have had a stroke, and, in the longer term, expansion of the Company’s technological platform to address other medical indications affecting the ability to walk.

A shelf registration statement on Form S-3 (Registration No. 333-209833) relating to the public offering of the ordinary shares described above was filed by the Company with the Securities and Exchange Commission (the “SEC”) and was declared effective on May 9, 2016. A preliminary prospectus supplement describing the terms of the offering will be filed with the SEC and will form a part of the effective registration statement. Copies of the preliminary prospectus and the accompanying prospectus relating to the offering may be obtained, when available, at the SEC’s website at www.sec.gov or from H.C. Wainwright & Co., LLC, 430 Park Avenue, 3rd Floor, New York, NY 10022, by telephone at (646) 975-6996 or by email at placements@hcwco.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities discussed in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke. ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the U.S., Israel and Germany. For more information on the ReWalk systems, please visit www.rewalk.com.

ReWalk® is a registered trademark of ReWalk Robotics Ltd. in Israel.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements include those relating to the size of the offering, the expected net proceeds from the offering, the intended use of proceeds and the timing of the closing of the offering and projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: market conditions and the satisfaction of customary closing conditions related to the offering; ReWalk’s ability to secure capital from equity and debt financings in light of limitations under its effective registration statement on Form S-3, the price range of its ordinary shares and conditions in the financial markets, and the risk that such financings may dilute its shareholders or restrict its business; ReWalk’s ability to regain compliance with various continued listing requirements of the Nasdaq Capital Market, its related ability to raise the market price of its ordinary shares sufficiently through a reverse share split to cure one of several Nasdaq listing deficiencies, and the risk that its ordinary shares will be delisted if it regains compliance; the risk of decreased liquidity in the market for ReWalk’s ordinary shares and a reduced market capitalization of the Company following the proposed reverse share split, and the risk of dilution following the proposed related increase in authorized share capital; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors in that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to repay its secured indebtedness; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s information technology systems significantly disrupting its business operations; ReWalk’s ability to establish a pathway to commercialize its products in China; the risk of substantial dilution resulting from periodic issuances of its ordinary shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Contact:

Lisa M. Wilson

President

In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com